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Exhibit 10.35

DESCRIPTION OF DIRECTOR COMPENSATION

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  Non-employee directors receive annual directors fees of $43,000 paid quarterly, in advance.

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  Audit committee members receive Titan stock valued at $7,000 per quarter, other committee members receive stock valued at $5,000 per quarter.

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  Committee chairpersons also receive chairperson's fees of $1,500 paid quarterly, in advance, in additional compensation.

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  Non-employee directors receive an option grant to purchase 5,000 shares of Titan stock at fair market value on date of grant upon first election or appointment to the Board.

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  Non-employee directors receive an annual option grant to purchase 5,000 shares of Titan stock at fair market value on the date of grant, awarded in February each year.

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  Non-employee directors will receive the following fees for attendance at any meeting of the Board of Directors of Titan in excess of two meetings per quarter: (a) a fee of $500 per telephonic meeting; and (b) a fee of $1,000 per in person meeting.

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  Ad Hoc Committee members will receive the following fees for meeting attendance: (a) a fee of $500 per telephonic meeting; and (b) a fee of $1,000 per in person meeting.

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  All meeting fees for meeting attendance are paid quarterly in arrears on the first business day of the next quarter for meetings held in the preceding quarter. Directors may elect to receive all or a portion of the annual retainer, committee chairperson fees and any meeting fees in awards of unrestricted common stock of Titan under Titan's 2000 and 2002 Employee and Director Stock Option and Incentive Plan. For meeting fees, the number of shares subject to each stock award is determined by dividing the total fees payable for which a stock election has been made by a price per share equal to the average of the daily average of the high and low price as quoted on the New York Stock Exchange of Titan common stock on each trading day during the fiscal quarter for which the fees are payable. For annual retainer, committee and committee chairperson fees, the number of shares subject to each stock award is determined by dividing the total fees payable for which a stock election has been made by a price per share equal to the average of the high and low price as quoted on the New York Stock Exchange of Titan common stock on the first trading day during the fiscal quarter for which the fees are payable.

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  Exhibit 10.35